SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 17, 1999


                               RECOTON CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


             NEW YORK                   0-5860             11-1771737
      (STATE OR OTHER JURISDIC-      (COMMISSION          (IRS EMPLOYER
        TION OF INCORPORATION)       FILE NUMBER)       IDENTIFICATION NO.)

                  2950 LAKE EMMA ROAD, LAKE MARY, FLORIDA 32746
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 407-333-8900

                                      N.A.
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS

     SONY VS. INTERACT. Sony Computer Entertainment America Inc. (SCEA) sued our subsidiary InterAct Accessories, Inc, and Datel Electronics, Ltd., the supplier of InterAct's GameShark product, in the U.S. District Court for the Northern District of California on April 7, 1999. The complaint sought injunctive relief, damages, pre-judgment interest, costs and certain other equitable relief related to Datel's unauthorized access to SCEA proprietary development website. The matter was dismissed by SCEA without prejudice on December 17, 1999. Datel has agreed to pay SCEA $150,000 to reimburse its legal expenses in connection with the action. InterAct and Datel have agreed to post an agreed-upon statement of regret on their homepages.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   RECOTON COMPANY

                                   By:    /S/ STUART MONT
                                          -------------------------------------
                                   Name:  Stuart Mont
                                   Title: Chief Operating Officer and Executive
                                          Vice President-Operations

Dated:  December 17, 1999